SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 19, 1999



             INTERNATIONAL LEASE FINANCE CORPORATION
     (Exact name of registrant as specified in its charter)



California                  0-11350            22-3059110
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)


   1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067
(Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number including area code:  (310) 788-1999

(Former name or former address, if changed since last report.)
      Not applicable.

Item 7.   Financial Statements and Exhibits



     (c)  Exhibits

          1.1 Distribution Agreement, dated March 19, 1999, between the Registrant and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, Chase Securities Inc., NationsBanc Montgomery Securities LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., relating to the Registrant's Medium-Term Notes, Series K (the "Notes").

          4.1   Officers' Certificate (without exhibits), dated
          March 19, 1999, establishing the terms of the Notes.

          4.2  Form of Certificate for the Global Floating Rate
          Note.

          4.3  Form of Certificate for the Global Fixed Rate
          Note.

          5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

          23.1 Consent of O'Melveny & Myers LLP (included in
          Exhibit 5.1 hereto).

          Pursuant to the requirements of the Securities Exchange
Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    INTERNATIONAL LEASE FINANCE CORPORATION





                    By:  __/s/ Alan H. Lund______
                         Name:  Executive Vice President,
                         Title: Co-Chief Operating
                                Officer and
                                Chief Financial Officer



DATED:  March 19, 1999




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